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                                                                   EXHIBIT 10.14




                     [Letterhead of Infodata Systems Inc.]



Mr. Richard M. Tworek
3856 St. Clair Court
Monrovia, MD 21770

Dear Richard,

Reference is made to your employment agreement with Infodata Systems Inc. dated October 11, 1995. The undersigned hereby agree that the agreement is hereby extended for a two year term to expire October 11, 1999.

Infodata Systems Inc.

By: /s/ Richard T. Bueschel
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    (Signature)

Name: Richard T. Bueschel
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      (Printed)


Agreed: /s/ Richard M. Tworek
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        Richard M. Tworek

Date: 12/14/97
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Infodata Systems Inc.         12150 Monument Drive, Fairfax, Virginia 22033-4058
          (703) 934-5205     fax: (703) 934-7154     www.infodata.com